UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 12, 2010
American Superconductor Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	0-19672	04-2959321
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

64 Jackson Road, Devens, MA	01434
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (978) 842-3000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     American Superconductor Corporation, a Delaware corporation (the “Company”), through its wholly-owned Chinese subsidiary, Suzhou AMSC Superconductor Co., Ltd (“AMSC China”), entered into the Exterior Purchase Contract of Electromechanical Product, Purchase Contract No. HCG1.5MW-10016-01, effective as of May 12, 2010 (the “Purchase Contract”) with Sinovel Wind Group Co., Ltd., a Chinese corporation (“Sinovel”). The aggregate contract value of the Purchase Contract is approximately $445 million. During the term of the Purchase Contract, Sinovel has agreed to purchase core electrical components for 1.5 megawatt (MW) wind turbines from AMSC China. The Purchase Contract provides that shipments to Sinovel will begin in April 2011 and span over a 30-month period. AMSC China, with support from the Company’s wholly-owned Austrian subsidiary, AMSC Windtec GmbH, has also agreed to provide technical support, to oversee installation and to help resolve any equipment defects.
     In addition to the Purchase Contract, the Company, through AMSC China, and Sinovel, are parties to other agreements, including Purchase Contract No. FDCG08045-01 for the Core Components of the Electrical Control System and Software of SL 1500 Wind Turbine effective as of June 5, 2008, as amended on July 24, 2009 (the “2008 Purchase Contract”). The aggregate contract value of the 2008 Purchase Contract is approximately $470 million. The 2008 Purchase Contract is for the delivery of core electrical components for 1.5 MW wind turbines and provides that all deliveries will be completed by the end of April 2011.
     The foregoing description of the Purchase Contract does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Contract, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit No.	Description

+10.1	Purchase Contract No. HCG1.5MW-10016-01, effective as of May 12, 2010, between Sinovel Wind Group Co., Ltd. and Suzhou AMSC Superconductor Co., Ltd.

+	Confidential treatment has been requested with respect to certain portions of this exhibit, which portions have been filed separately with the Securities and Exchange Commission.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SUPERCONDUCTOR CORPORATION
Date: May 17, 2010	By:	/s/ David A. Henry
David A. Henry
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
+10.1	Purchase Contract No. HCG1.5MW-10016-01, effective as of May 12, 2010, between Sinovel Wind Group Co., Ltd. and Suzhou AMSC Superconductor Co., Ltd.

+	Confidential treatment has been requested with respect to certain portions of this exhibit, which portions have been filed separately with the Securities and Exchange Commission.